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                                  iVILLAGE INC.

                         AMENDMENT TO FOURTH AMENDED AND
                     RESTATED REGISTRATION RIGHTS AGREEMENT

                                  July 26, 1999

                  Reference is hereby made to the Fourth Amended and Restated Registration Rights Agreement dated as of December 4, 1998 (the "Agreement") among iVillage Inc., a Delaware corporation (the "Company"), each of the signatories thereto identified as an Investor on the signature page thereof (the "Investors"), Bear, Stearns & Co. Inc. and each of the parties identified on Annex A to the Agreement (the "Founders"). The undersigned hereby agrees to amend Section 3(a) of the Agreement (piggyback registration) to delete the parenthetical in the first sentence which currently reads as follows "(other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or other than in connection with an exchange offer or offering solely to, the company's stockholders)" and to replace it with a parenthetical which reads as follows: "(other than (i) on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto, (ii) in connection with an exchange offer or offering solely to the Company's security holders, or (iii) as it relates to the Company's acquisition of Lamaze Publishing Company, Inc., on Forms S-1 or S-3 or any successor forms thereto in connection with mergers or acquisitions conducted or contemplated by the Company, including, without limitation, any such registration statement filed to permit the resale of securities issued in connection with any such merger or acquisition)".

                  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]


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                       [COUNTERPART SIGNATURE PAGE TO THE
                      AMENDMENT TO THE FOURTH AMENDED AND
                          RESTATED REGISTRATION RIGHTS
                    AGREEMENT DATED AS OF DECEMBER 4, 1998]

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                              iVILLAGE INC.

                                              By
                                                  --------------------------
                                                   Name:
                                                   Title:


                                              THE INVESTORS:

                                              ------------------------------

                                              By
                                                  --------------------------
                                                  Name:
                                                  Title:


                                              FOUNDERS:


                                              ------------------------------
                                                     Candice Carpenter

                                              ------------------------------
                                                        Nancy Evans

                                              ------------------------------
                                                      Robert Levitan


                                              Carpenter Family 1998 Irrevocable
                                              Trust, dated May 31, 1998


                                              ------------------------------
                                                         Nancy Evans
                                                           Trustee